Schedule of Investments - Virtus KAR Mid-Cap ETF

April 30, 2026 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 94.7%

Consumer Discretionary - 4.5%
Ross Stores, Inc.	8,770	$1,997,718
Financials - 14.8%
Brown & Brown, Inc.	10,424	627,004
Houlihan Lokey, Inc.	10,085	1,560,654
Jack Henry & Associates, Inc.	9,694	1,490,452
LPL Financial Holdings, Inc.	3,870	1,293,083
MSCI, Inc.	2,616	1,547,129
Total Financials		6,518,322
Health Care - 10.2%
Align Technology, Inc.*	8,765	1,542,728
Cooper Cos., Inc. (The)*	17,664	1,111,066
West Pharmaceutical Services, Inc.	6,201	1,845,355
Total Health Care		4,499,149
Industrials - 52.5%
Advanced Drainage Systems, Inc.	5,742	856,993
Allegion PLC	8,829	1,213,811
AMETEK, Inc.	11,086	2,610,753
Broadridge Financial Solutions, Inc.	5,658	871,219
CH Robinson Worldwide, Inc.	8,601	1,563,748
EMCOR Group, Inc.	1,985	1,769,965
Equifax, Inc.	5,772	1,003,982
HEICO Corp. Class A	6,848	1,431,369
Lennox International, Inc.	2,829	1,513,204
Nordson Corp.	4,050	1,168,222
Old Dominion Freight Line, Inc.	10,504	2,231,365
Pentair PLC	15,318	1,236,316
Rollins, Inc.	30,084	1,676,581
Verisk Analytics, Inc.	9,477	1,748,412
Westinghouse Air Brake Technologies Corp.	8,004	2,160,199
Total Industrials		23,056,139
Information Technology - 12.7%
Monolithic Power Systems, Inc.	1,932	3,119,040
Teledyne Technologies, Inc.*	3,795	2,451,001
Total Information Technology		5,570,041

TOTAL INVESTMENTS - 94.7%
(Cost $39,729,027)		41,641,369
Other Assets in Excess of Liabilities - 5.3%		2,320,075
Net Assets - 100.0%		$43,961,444

*	Non-income producing security.

Schedule of Investments -Virtus KAR Mid-Cap ETF (continued)

April 30, 2026 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2026.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$41,641,369	$—	$—	$41,641,369
Total	$41,641,369	$—	$—	$41,641,369